                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                JANUARY 22, 1998



                               POPE & TALBOT, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                     1-7852                    94-0777139
      (State or other         (Commission File Number)          (IRS Employer
      jurisdiction of                                        Identification No.)
       incorporation)


                 1500 S.W. FIRST AVENUE
                    PORTLAND, OREGON                                 97201
        (Address of principal executive offices)                  (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      NONE
         (Former name or former address, if changed since last report.)


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Item 5.    Other Events

           On January 22, 1998, Pope & Talbot, Inc., a Delaware corporation (the "Registrant"), entered into a definitive agreement to sell its private label tissue business to an investor group led by PLAINWELL, INC. for $147 million in cash and certain assumed liabilities. The transaction is subject to Hart-Scott-Rodino review and other customary closing conditions, including receipt by the buyer of financing.

           The press release issued by the Registrant in connection with entering into this agreement is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits

           99.1 - Press release issued by Pope & Talbot, Inc. in connection with entering into a definitive agreement to sell its private label tissue business to an investor group led by PLAINWELL, INC.

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                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 23, 1998.

                                       POPE & TALBOT, INC.
                                       -----------------------------------------
                                                     Registrant



                                       By    /s/ Robert J. Day
                                          --------------------------------------
                                          Name:  Robert J. Day
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.              Description
-----------              -----------
   99.1                  Press release issued by Pope & Talbot, Inc. in
                         connection with entering into a definitive
                         agreement to sell its private label tissue business
                         to an investor group led by PLAINWELL, INC.